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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 31, 2002


                              DELTA AIR LINES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       1-5424                58-0218548
----------------------------    ------------------------    ------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                      Identification No.)


        Hartsfield Atlanta International Airport, Atlanta, Georgia 30320
        ----------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (404) 715-2600


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

Financial Results for the Quarter and the Year ended December 31, 2001

Delta Air Lines, Inc. (Delta) will today issue a press release reporting financial results for the quarter and the year ended December 31, 2001. The press release is attached as Exhibit 99.1. Delta also will be providing supplemental data for the quarter ended December 31, 2001 to certain analysts. The supplemental data is attached as Exhibit 99.2.

Forward Looking Statements

Statements in this Form 8-K including exhibits, oral statements made during our webcast conference call on January 31, 2002, and statements otherwise made by Delta or on Delta's behalf which are not historical facts, including statements about our estimates, expectations, beliefs, intentions, projections or strategies for the future, may be "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations. Factors that could cause these differences include, but are not limited to:

1. the many effects on Delta and the airline industry from the terrorist attacks on the United States on September 11, 2001, including the following:

         a. the adverse impact of the terrorist attacks on the demand for air travel;

         b. the change in our operations and higher costs resulting from new airline security directives, including the Aviation and Transportation Security Act;

         c. the availability and cost of war risk and other insurance for Delta and for other critical participants in the air travel industry, such as the companies providing security services at airports;

         d. the extent to which Delta receives additional financial assistance under the Air Transportation Safety and System Stabilization Act;

         e. the credit downgrades of Delta and other airlines by Moody's Investors Service and Standard & Poor's, and the possibility of additional downgrades, to the extent it makes it more difficult and/or more costly for us to obtain financing;

         f. potential declines in the values of the aircraft in Delta's fleet or Delta's facilities and related assets impairment charges;

         g.       additional terrorist activity and/or war;

2. general economic conditions, both in the United States and in our markets outside the United States, including the extent of the weakening in the US economy and the related decline in business and leisure travel;

3. competitive factors in our industry, such as mergers and acquisitions, the airline pricing environment, international alliances, codesharing programs, and capacity decisions by competitors;


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4.       outcomes of negotiations on collective bargaining agreements and other labor issues, including a pending union representation election among Delta's flight attendants and union organizing efforts among other employee groups;

5.       changes in the availability or cost of aircraft fuel or fuel hedges;

6. disruptions to operations due to adverse weather conditions and air traffic control-related constraints;

7.       fluctuations in foreign currency exchange rates;

8. actions by the United States or foreign governments, including the Federal Aviation Administration and other regulatory agencies;

9. the willingness of customers to travel generally, and with us specifically, which could be affected by factors such as our and the industry's safety record, and;

10.      the outcome of our litigation.

Caution should be taken not to place undue reliance on our forward-looking statements, which represent our views only as of January 31, 2002, and which we have no current intention to update.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  EXHIBITS

Exhibit 99.1 Press Release dated January 31, 2002 titled "Delta Reports Fourth Quarter, Full Year 2001 Results"

Exhibit 99.2 Data sheet dated January 31, 2002 titled "Supplemental December 2001 Quarter Data"


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    DELTA AIR LINES, INC.


                                    BY: /s/ Edward H. Bastian
                                        -----------------------------------
                                        Edward H. Bastian
                                        Senior Vice President - Finance and
                                        Controller


Date:    January 31, 2002


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                                  EXHIBIT INDEX


Exhibit Number          Description
--------------          -----------
Exhibit 99.1            Press Release dated January 31, 2002 titled "Delta
                        Reports Fourth Quarter, Full Year 2001 Results"

Exhibit 99.2            Data sheet dated January 31, 2002 titled "Supplemental
                        December 2001 Quarter Data"